UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

Livento Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56457	49-3999052
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

17 Stete Street, Suite 4000 NY 10004

(Address of Principal Executive Office) (Zip Code)

980-432-8241

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUGN	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Equity Line of Credit Financing

On January 25, 2024, the Company entered into a securities purchase agreement (the “Equity Line Purchase Agreement”) with an accredited investor (the “Equity Line Investor”), Equity Line Purchase Agreement allows the Company to sell up to $500,000 of shares of the Company’s common stock (the “Shares”) which price calculate as 90% of lowest VWAP over 5 days period. Accredited investor can consider to acquire warrants up to up to 55,555,556 Shares being equivalent of $15 million valuation of the outstanding shares during upcoming 5 years (the “Equity Line Warrant”) from the Company.

Pursuant to the Purchase Agreement, the Company agreed to file a resale registration statement covering the resale of the Securities with the SEC and to use best efforts to cause such resale registration statement to be declared effective by the SEC within certain time frames.

The Purchase Agreement provides customary representations, warranties and covenants of the Company and the Investor.

Equity Line Warrant

The Equity Line Warrant is exercisable $250,000 for shares of the Company’s common stock The exercise price per Warrant Share shall be calculated by dividing $15,000,000 (the “Valuation”) by the total number of outstanding shares of Common Stock as of the Exercise Date (the “Equity Line Warrant Exercise Price”) and expires five years from the date of issuance. The Equity Line Warrant Exercise Price is subject to customary adjustments for stock dividends, stock splits, recapitalizations and the like.

The Equity Line of Credit Financing contemplated under the Equity Line Purchase Agreement closed on January 25, 2024.

All capitalized terms not defined herein shall have their respective meanings as set forth in the Purchase Agreement, Registration Rights Agreement, Equity Line Purchase Agreement and Equity Line Warrant. The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement, Equity Line Purchase Agreement and Equity Line Warrant do not purport to be complete and each is qualified in its entirety by reference to the full text of the Purchase Agreement, Registration Rights Agreement, Equity Line Purchase Agreement and Equity Line Warrant, the forms of which are filed as Exhibits 10.1, 4.1, 10.2 and 10.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

Agreement dated January 25, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

February 16, 2024	Liventro Group, Inc.

	By:	/s/ David Stybr
David Stybr Chief Executive Officer